                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 240.14a-12

                                                PHYSIOMETRIX,
                                       INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                                  PHYSIOMETRIX

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 1, 2001

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PHYSIOMETRIX, INC. a Delaware corporation (the "Company") will be held on June 1, 2001, at 10:00 a.m., local time, at the Company's principal executive offices, Five Billerica Park, 101 Billerica Avenue, North Billerica, Massachusetts, 01862 for the following purposes (as more fully described in the Proxy Statement accompanying this Notice):

    1. To elect one Class II director of the Company to serve for a term of three years expiring upon the 2004 Annual Meeting of Stockholders or until a successor is elected.

    2. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2001.

    3. To approve the Physiometrix 2001 Stock Option Plan and reserve 1,500,000 shares of the Company's Common Stock for issuance thereunder.

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on April 13, 2001 are entitled to notice of and to vote at the Annual Meeting.

    All stockholders are cordially invited to attend the meeting. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If you attend the meeting, you may vote in person even if you return a proxy.

                                          FOR THE BOARD OF DIRECTORS
                                          Thomas Baruch
                                          CHAIRMAN OF THE BOARD OF DIRECTORS

North Billerica, Massachusetts
April 27, 2001

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU RETURN A PROXY.

                               PHYSIOMETRIX, INC.

                            ------------------------

                            PROXY STATEMENT FOR 2001
                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 1, 2001

                            ------------------------

              INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of Physiometrix, Inc. ("Physiometrix" or the "Company") for use at the Annual Meeting of Stockholders to be held on Friday, June 1, 2001 at 10:00 a.m., local time, or at any adjournment thereof. The Annual Meeting will be held at the Company's principal executive offices, Five Billerica Park, 101 Billerica Avenue, North Billerica, Massachusetts 01862. The telephone number at the meeting location is (978) 670-2422.

    These proxy solicitation materials and the Annual Report to stockholders for the fiscal year ended December 31, 2000 (the "Last Fiscal Year"), including financial statements, were first mailed on or about May 1, 2001 to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND VOTING SECURITIES

    Stockholders of record at the close of business on April 13, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 8,420,703 shares of the Company's Common Stock, $.001 par value (the "Common Stock"), were issued and outstanding and held of record by approximately 80 stockholders.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. Attending the Annual Meeting in and of itself may not constitute a revocation of a proxy.

VOTING AND SOLICITATION

    Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors.

    The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expense in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of American Stock Transfer & Trust Company, the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

    The Inspector will treat shares that are voted "WITHHELD" or "ABSTAIN" as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the Class II directors, for the confirmation of the appointment of the designated independent auditors, for the approval of the Physiometrix 2001 Stock Option Plan and the number of shares for issuance thereunder and, as the proxy holders deem advisable, on other matters that may come before the meeting, as the case may be with respect to the items not marked.

    If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("Broker Non-Votes"), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS TO BE PRESENTED AT 2002 ANNUAL
  MEETING

    Proposals that are intended to be presented by stockholders of the Company at the 2002 Annual Meeting must be received by the Company no later than December 31, 2001 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, with respect to fiscal year 2000, all filing requirements applicable to its officers, directors and ten percent stockholders were complied with.

SHARE OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Common Stock of the Company as of March 31, 2001 by (i) each person who is known to the Company to beneficially own more than five percent of the outstanding shares of its Common Stock,
(ii) each director and nominee for election, (iii) each officer named in the Summary Compensation Table below and (iv) all directors, nominees for election and executive officers as a group. Unless otherwise indicated, officers and directors can be reached at the Company's principal executive offices. A total of 8,420,703 shares of the Company's Common Stock were issued and outstanding as of March 31, 2001.

                                                                 SHARES      APPROXIMATE
                                                              BENEFICIALLY     PERCENT
NAME AND ADDRESS                                               OWNED (1)      OWNED (2)
----------------                                              ------------   -----------
Chemical and Materials Enterprise Associates Limited........    421,190          5.00%
  c/o Thomas Baruch
  New Enterprise Associates
  250 Montgomery Street, 11th Floor
  San Francisco, CA 94104 (3)

SAFECO Corporation..........................................    860,900         10.22%
  4333 Brooklyn Avenue NE
  Seattle, WA 98185 (4)

John Hancock Advisors, Inc..................................    738,250          8.77%
  P.O. Box 111
  Boston, MA 02117 (5)

John A. Williams (6)........................................    319,400          3.79%

Daniel Muehl (7)............................................     75,001             *

Thomas Baruch (8)...........................................    474,464          5.61%

James A. Saalfield (9)......................................      5,417             *

Christopher D. Mitchell (10)................................     13,854             *

All directors and executive officers as a group (6
  persons)..................................................    888,136         10.49%

------------------------

   * Represents beneficial ownership of less than one percent of the Common
     Stock.

 (1) Beneficial ownership is determined in accordance with the rules of the SEC defined on p. 2 and includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2) Shares of Common Stock subject to options and warrants currently exercisable within 60 days are deemed to be outstanding for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage of any other person.

 (3) Based on a Form 13G dated February 12, 2001 for the period ending December 31, 2000, filed by Chemical and Materials Enterprise Associates Limited ("CMEA"). This Form 13G for CMEA, a limited partnership, also includes NEA Chemicals and Materials Partners, Limited Partners, which is general partner to CMEA and deemed to beneficially own the CMEA shares.

 (4) SAFECO Corporation states that at March 31, 2001 its wholly-owned subsidiary SAFECO Asset Management Company had shared voting power and investment discretion with respect to an aggregate of 860,900 shares, or approximately 10.2% of the company's common stock. SAFECO Corporation's employee benefit plans, for which it is the plan sponsor, held 124,200 shares or approximately 1.5% of the company's common stock. SAFECO Asset Management Company is an investment adviser which (1) has voting power and investment discretion over 724,700 of the shares on behalf of two of its investment company clients: SAFECO Common Stock Trust, which holds 480,300 shares or approximately 5.7% of the company's common stock, and SAFECO

     Resource Series Trust, which holds 244,400 shares or approximately 2.9% of the company's common stock, and (2) holds 12,000 shares or approximately 0.14% of the company's common stock for its own account. SAFECO Corporation disclaims beneficial interest in 848,900 of the shares reported. SAFECO Asset Management Company disclaims beneficial interest in 724,700 of the shares reported. Those shares are owned beneficially by registered investment companies for which SAFECO Asset Management Company serves as investment adviser and by employee benefit plans for which SAFECO Corporation is a plan sponsor. SAFECO Asset Management Company is a wholly-owned subsidiary of SAFECO Corporation.

 (5) Based on a Form 13G dated February 12, 2001 for the period ending
     December 31, 2000, filed by John Hancock Advisors, Inc. ("JHA"). Through a parent-subsidiary relationship to JHA, John Hancock Financial
     Services, Inc., John Hancock Life Insurance Company, Inc., John Hancock Subsidiaries, Inc., The Berkeley Financial Group, Inc. have indirect, beneficial ownership of these same shares.

 (6) Includes 319,400 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 2001.

 (7) Consists of 75,001 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 2001.

 (8) Includes 421,190 shares held by Chemical and Materials Enterprise Associates Limited ("CMEA") 14,106 shares held by Mr. Baruch and 39,168 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 2001 held by Mr. Baruch. Mr. Baruch is a general partner of CMEA, and disclaims beneficial ownership of the shares held by such entity except to the extent of his proportionate interest therein.

 (9) Includes 5,417 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 2001.

 (10) Includes 3,854 shares issuable upon exercise of stock options exercisable within 60 days of March 31, 2001.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

    Pursuant to the Company's Certificate of Incorporation, the Company's Board of Directors currently is divided into three classes serving staggered terms of three years. One of the three classes is elected each year to succeeded the directors whose terms are expiring. The Class I and Class III directors are serving terms expiring at the Company's 2003 and 2002 Annual Meetings of Stockholders, respectively.

    The nominee for Class II director is James A. Saalfield, who stands for reelection as a Class II director. Mr. Peter F. Bernardoni resigned as a Class II director during the previous term.

    In the event that Mr. Saalfield becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. Mr. Saalfield is expected to be available to serve.

    The name of the Class II nominee for election to the Board of Directors, and the directors whose terms conclude, at the Annual Meeting, their ages as of the Record Date and certain information about them is set forth below. The names of the current Class I and Class III directors, their ages as of the Record Date and certain information about them are also set forth below.

                                                                   DIRECTOR
NAME                                       AGE               PRINCIPAL OCCUPATION             SINCE
----                                     --------   ---------------------------------------  --------
NOMINEE FOR CLASS II DIRECTOR James A.
  Saalfield............................     54      President, Still River Management          2000
                                                    Company

CONTINUING CLASS I DIRECTOR Christopher
  D. Mitchell..........................     39      Partner, law firm of Wilson Sonsini        2000
                                                    Goodrich & Rosati

CONTINUING CLASS III DIRECTORS John A.
  Williams.............................     53      President, Physiometrix, Inc.              1993

  Thomas Baruch........................     62      General Partner, New Enterprise            1991
                                                    Development Corporation and General
                                                    Partner, Chemicals and Materials
                                                    Enterprise Associates Limited

    There are no family relationships among directors or executive officers of the Company.

    JOHN A. WILLIAMS joined the Company in December 1993 and has served as a member of the Board of Directors and as the Company's President and Chief Executive Officer since that date. Prior to that time, Mr. Williams served as President of Bruel and Kjaer Medical, a medical device company, from 1990 to 1993. Mr. Williams was Vice President of Sales and Marketing at Medtronic/AMI, a medical device company, from 1988 to 1990 and Vice President of Sales and Marketing, Worldwide at Merrimack Laboratories from 1983 to 1987.

    THOMAS BARUCH has served as a member of the Board of Directors since December 1991 and has been Chairman since June 1993. Mr. Baruch has been a General Partner in Chemicals and Materials Enterprise Associates ("CMEA"), a venture capital firm, since 1989. Mr. Baruch is also a General Partner in New Enterprise Associates ("NEA"), a venture capital firm. Prior to joining CMEA, Mr. Baruch was the President and Chief Executive Officer of Microwave Technology, Inc., from 1983 to

1988. Mr. Baruch serves on the board of directors of Symyx Technologies, Inc. and several private companies.

    CHRISTOPHER D. MITCHELL has served as a member of the Board of Directors since June 2000. Since February 1, 1995, Mr. Mitchell has been a partner of the law firm of Wilson Sonsini Goodrich & Rosati, P.C. Mr. Mitchell practices in the area of corporate and securities law and specializes in the representation of emerging growth companies in leading economic sectors, including life sciences, software and electronic commerce. From April 1989 through January 1995, Mr. Mitchell was an associate in such firm. Mr. Mitchell received his B.A. from Haverford College and his J.D. from the University of Minnesota.

    JAMES A. SAALFIELD is a nominee for election as a director at the Annual Meeting. Mr. Saalfield has served as a member of our Board of Directors from September 1996 to October 1998 and rejoined our Board in January 2000.
Mr. Saalfield served as a General Partner of Fleet Venture Partners I, II, III and IV and Managing General Partner of Dean's Hill L.P. and is President of the Still River Management Company and Managing General Partner of the Still River Fund, L.P. Mr. Saalfield served as the Senior Vice President of Fleet Venture Resources, Inc. and Senior Vice President of Fleet Growth Resources, Inc. from 1985 to 1993. Mr. Saalfield is a director of a number of privately held companies.

BOARD MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

    The Board of Directors of the Company held 4 meetings during the fiscal year ended December 31, 2000. No director or nominee attended fewer than 75% of such meetings.

    The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee. From time to time, the Board has created various ad hoc committees for special purposes. No such committee is currently functioning.

    The Company has an Audit Committee composed of independent directors, as defined in the National Association of Securities Dealers, Inc.'s listing standards, for which information regarding the functions performed by the Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the "Report of the Audit Committee," included in this annual proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A. The Audit Committee consists of directors Thomas Baruch, James Saalfield and Christopher Mitchell.

    The Compensation Committee consists of directors Thomas Baruch and James Saalfield. The Compensation Committee reviews and makes recommendations to the Board concerning salaries and incentive compensation for executive officers and certain employees of the Company. The Compensation Committee held one meeting during the last fiscal year. John A. Williams, President and Chief Executive Officer of the Company, participates fully with all other committee members in recommending salaries and incentive compensation to the Board of Directors, except that he does not participate in committee proceedings relating to his salary and compensation.

COMPENSATION OF DIRECTORS

    Directors of the Company do not receive cash for services they provide as directors. From time to time, certain directors who are not employees of the Company have received grants of options to purchase shares of the Company's Common Stock. Under the 1996 Director Option Plan, each nonemployee director who becomes a director of the Company after April 30, 1996 will be automatically granted an option to purchase 15,000 shares of the Company's Common Stock on the date on which such person first becomes a director. On the first business day of each year starting with the year beginning January 1, 1997, each nonemployee director will automatically be granted an option to purchase 5,000 shares of the Company's Common Stock. The Company does not provide additional compensation for committee participation or special assignments of the Board of Directors.

    The Company has agreed to indemnify each director against certain claims and expenses for which the director might be held liable in connection with past or future service on the Board. In addition, the Company maintains an insurance policy insuring its officers and directors against such liabilities.

VOTE REQUIRED

    The nominee receiving the highest number of affirmative votes of the shares entitled to vote on this matter will be elected as the Class II director.

    THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEE SET FORTH HEREIN.

                                 PROPOSAL NO. 2

                        RATIFICATION OF THE APPOINTMENT
                            OF INDEPENDENT AUDITORS

    The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending December 31, 2001 and recommends that the stockholders vote FOR confirmation of such selection. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

FEES BILLED TO COMPANY BY ERNST & YOUNG LLP DURING FISCAL 2000

Audit Fees:

    Audit fees billed to the Company by Ernst & Young LLP during the Company's 2000 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $67,760.

Financial Information Systems Design and Implementation Fees:

    The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees:

    Fees billed to the Company by Ernst & Young LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax related services totaled $11,330.

    THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                                 PROPOSAL NO. 3

                     APPROVAL OF THE 2001 STOCK OPTION PLAN

    Our board of directors determined that it is in our best interests and the best interests of our stockholders to adopt the 2001 Stock Option Plan (described below). On December 8, 2000, our Board of Directors adopted the 2001 Stock Option Plan and reserved 1,500,000 shares of our Common Stock for issuance thereunder subject to stockholder approval, plus (a) any shares of our common stock which have been reserved but not issued under our 1991 Stock Plan as of the date of stockholder approval of the 2001 Stock Option Plan, and (b) any shares of our common stock returned to the 1991 Stock Plan as a result of termination of options or repurchase of shares of our common stock issued under the 1991 Stock Plan. As of the date of this proxy, no options had been granted pursuant to the 2001 Stock Option Plan.

    For a description of the principal features of the 2001 Stock Option Plan, see "Appendix B--Description of the Physiometrix 2001 Stock Option Plan."

VOTE REQUIRED

    The approval of the 2001 Stock Option Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting.

    THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE ADOPTION OF THE 2001 STOCK PLAN AND THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

                             EXECUTIVE COMPENSATION

COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

    The following table sets forth certain compensation paid by the Company to the Chief Executive Officer and the other executive officer of the Company for services rendered during the Last Fiscal Year, as defined on p. 1 (collectively, the "Named Executive Officers"):

                                                                                              LONG TERM
                                                                                            COMPENSATION
                                                                    ANNUAL COMPENSATION     -------------
                                                                   ----------------------     AWARD OF
                                                         FISCAL                                OPTION
NAME AND PRINCIPAL POSITION                               YEAR     SALARY ($)   BONUS ($)   (# OF SHARES)
---------------------------                             --------   ----------   ---------   -------------
John A. Williams......................................    2000       220,000     50,000        30,000
  President and Chief Executive Officer                   1999       187,157     30,000        40,000
                                                          1998       179,647     20,000        60,000

Daniel Muehl..........................................    2000       141,480     67,835        20,000
  Vice President of Finance & Administration              1999       128,403     25,920        25,000
  and Chief Financial Officer                             1998       107,308     24,000        75,000

    OPTION GRANTS IN LAST FISCAL YEAR. The following table sets forth information relating to stock options granted during 2000 to our Chief Executive Officer and our other executive officer who received salary compensation of more than $100,000. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are mandated by the Securities and Exchange Commission and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock.

                                                       INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                                     ------------------------------------------------------      VALUE AT ASSUMED
                                     NUMBER OF                                                 ANNUAL RATES OF STOCK
                                     SECURITIES    PERCENT OF                                 PRICE APPRECIATION FOR
                                     UNDERLYING   TOTAL OPTIONS                                     OPTION TERM
                                      OPTIONS      GRANTED IN       EXERCISE     EXPIRATION   -----------------------
NAME                                 GRANTED(#)    FISCAL 2000    PRICE($/SH.)      DATE        5%($)        10%($)
----                                 ----------   -------------   ------------   ----------   ----------   ----------
John A. Williams...................    30,000          9.3%          $12.88       12/15/10     $242,700     $615,600

Daniel Muehl.......................    20,000          6.2%          $12.88       12/15/10     $161,800     $410,400

    In 2000, we granted options to purchase an aggregate of 319,750 shares of common stock to our employees, directors and consultants. Generally, we grant options at an exercise price equal to the fair market value of the underlying common stock on the date of grant, as determined by our board of directors, and the options vest over four years from the date of grant. Because we are a publicly-held company, the fair market value of our stock equals its trading market price.

    OPTION REPRICINGS

    In December 1998, the Compensation Committee of the Company's Board of Directors approved the repricing of certain stock options held by Daniel Muehl, the Company's Vice President of Finance and Administration and Chief Financial Officer. The Committee repriced such options based on its determination that repricing of Mr. Muehl's options was necessary in order to provide him with appropriate incentives to remain employed with the Company. Information regarding this repricing is set forth below.

                                                                                                           LENGTH OF
                                               NUMBER OF     MARKET PRICE     EXERCISE                      ORIGINAL
                                               SECURITIES    OF STOCK AT      PRICE AT                    OPTION TERM
                                               UNDERLYING      TIME OF        TIME OF                      REMAINING
                                              OPTIONS/SARS   REPRICING OR   REPRICING OR                   AT DATE OF
                                              REPRICED OR     AMENDMENT      AMENDMENT     NEW EXERCISE   REPRICING OR
NAME                                 DATE     AMENDED (#)        ($)            ($)         PRICE ($)      AMENDMENT
----                               --------   ------------   ------------   ------------   ------------   ------------
Daniel Muehl.....................  12/14/98      75,000          $.75          $1.875          $.75       9.2 years

    FISCAL YEAR-END OPTION VALUES. The following table sets forth the number and value of securities underlying unexercised options held by the Named Executive Officers at December 31, 2000:

                                                   NUMBER OF SECURITIES
                                                  UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                                                  OPTIONS AT DECEMBER 31,           MONEY OPTIONS AT
                                                           2000                   DECEMBER 31, 2000(1)
                                                ---------------------------   -----------------------------
NAME                                            EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                                            -----------   -------------   -------------   -------------
John A. Williams..............................    308,984        67,916        $4,762,834       $676,331
Daniel Muehl..................................     64,583        55,417        $  981,855       $599,695

------------------------

(1) Based on a fair market value of $15.9375, which was the last reported sale price of the Company's Common Stock on December 31, 2000.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

    The Compensation Committee of the Board of Directors, as Plan Administrator of the 1991 Incentive Stock Plan, has the authority to provide for accelerated vesting of the shares of Common Stock subject to outstanding options held by the Named Officers and any other officer in connection with certain changes in control of the Company or the subsequent termination of the officer's employment following a change in control event.

    None of the Named Executive Officers have employment agreements with the Company, and their employment may be terminated at any time.

    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

    No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                      BOARD COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

    THE FOLLOWING IS PROVIDED TO STOCKHOLDERS BY THE MEMBERS OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

    The Compensation Committee of the Board of Directors (the "Committee"), comprising two outside directors, is responsible for the administration of the Company's compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. The Company's compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to the Company's performance and stockholder return.

COMPENSATION PHILOSOPHY

    The design and implementation of the Company's executive compensation programs are based on a series of guiding principles derived from the Company's values, business strategy and management requirements. These principles may be summarized as follows:

    --Align the financial interests of the management team with the Company and its stockholders;

    --Attract, motivate and retain high-caliber individuals necessary to increase total return to stockholders;

    --Provide a total compensation program where a significant portion of pay is linked to individual achievement and short- and long-term Company performance; and

    --Emphasize reward for performance at the individual, team and Company levels.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

    The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the Federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the named executive officers, unless compensation is performance based. Since the targeted cash compensation of each of the named executive officers is well below the $1 million threshold and the Committee believes that any options granted under the Company's stock option plan will meet the requirement of being performance based under the transition provisions provided in the regulations under Section 162(m), the Committee believes that Section 162(m) will not reduce the tax deduction available to the Company. The Company's policy is to qualify to the extent reasonable its executive officers' compensation for deductibility under applicable tax laws.

COMPENSATION PROGRAM

    The Company's executive compensation program has three major components, all of which are intended to attract, retain and motivate executive officers consistent with the principles set forth above. The Committee considers these components of compensation individually as well as collectively in determining total compensation for executive officers.

    1. BASE SALARY. Each fiscal year the Committee reviews base salaries for individual executive officers based upon (i) industry and peer group data,
(ii) responsibilities, scope and complexity of each position and
(iii) performance judgments as to each individual's past and expected future contributions. The Committee reviews with the Chief Executive Officer and approves, with appropriate modifications, an annual base salary for the Company's executive officers other than the Chief Executive Officer. The Committee reviews and fixes the base salary of the Chief Executive Officer based on similar competitive compensation data and the Committee's assessment of his past performance and its expectations as to his future contributions in leading the Company.

    2. ANNUAL CASH (SHORT-TERM) INCENTIVES. Annual cash incentives are established to provide a direct linkage between individual pay and annual corporate performance. Target annual bonus awards are established for executive officer and other key management positions based upon certain industry data. Each officer's annual performance bonus is based on attainment of specific corporate goals and objectives, which are determined at the beginning of the Company's fiscal year. The Last Fiscal Year bonus plan was based on the establishment of a variable bonus pool based upon achievement of specific financial and corporate objectives. Each executive officer's allocation of the bonus pool was based on the percentage of their salary to the aggregate salaries of all participants.

    3. EQUITY BASED INCENTIVE COMPENSATION. Long-term incentives for the Company's employees are provided under the Company's stock option plans. Each fiscal year, the Committee considers the desirability of granting to executive officers long-term incentives in the form of stock options. These option grants are intended to motivate the executive officers to manage the business to improve long-term Company performance and align the financial interests of the management team with the Company and its stockholders. The Committee established the grants of stock options to executive officers (other than the Chief Executive Officer) in the Last Fiscal Year, based upon a review with the Chief Executive Officer of proposed individual awards, taking into account each officer's scope of responsibility and specific assignments, strategic and operational goals applicable to the officer, anticipated performance requirements and contributions of the officer and competitive data for similar positions. During the Last Fiscal Year, the Chief Executive Officer was granted an option to purchase 30,000 shares of Common Stock. All stock options granted to executive officers in the Last Fiscal Year provide for vesting over a four-year period.

                                          Respectfully submitted,
                                          Thomas Baruch
                                          James A. Saalfield

    THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included as Appendix A. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 and the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditors' independence. The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held two meetings during fiscal year 2000. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                                         Respectfully submitted,
                                          The Audit Committee of the Board of
                                          Directors
                                          Thomas Baruch
                                          James A. Saalfield
                                          Christopher D. Mitchell

    THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THIS SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

                            STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative total return to stockholders of the Company's Common Stock at December 31, 2000 since April 30, 1996 (the date the Company first became subject to the reporting requirements of the Exchange
Act) to the cumulative total return over such period of (i) "Nasdaq Stock Market--U.S." index, and (ii) the Hambrecht & Quist Healthcare-Excluding Biotechnology index. The graph assumes the investment of $100 on April 30, 1996 in the Company's Common Stock and each of such indices (from April 30, 1996) and reflects the change in the market price of the Company's Common Stock relative to the noted indices at December 31, 1999 and not for any interim period. The performance shown is not necessarily indicative of future price performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                COMPARISON OF 56 MONTH CUMULATIVE TOTAL RETURN*

           AMONG PHYSIOMETRIX, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE JP MORGAN H&Q HEALTHCARE-EXCLUDING BIOTECHNOLOGY INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

                                        APR-96  DEC-96  DEC-97  DEC-98  DEC-99  DEC-00
Physiometrix, Inc.                         100      29      17       5      34     133
NASDAQ Stock Market (U.S.)                 100     108     133     187     347     209
H&Q Healthcare-Excluding Biotechnology     100     106     126     153     134     209

*$100 INVESTED ON 4/30/96 IN STOCK OR INDEX-INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDING DECEMBER 31.

                                                                4/96      12/96      12/97      12/98      12/99      12/00
                                                              --------   --------   --------   --------   --------   --------
Physiometrix, Inc...........................................    100         29         17          5         34        133
NASDAQ Stock Market (U.S.)..................................    100        108        133        187        347        209
H&Q Healthcare-Excluding Biotechnology......................    100        106        126        153        134        209

    THE INFORMATION CONTAINED IN THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

                              CERTAIN TRANSACTIONS

    The Company has entered into an arrangement pursuant to which $84,000 was loaned to John A. Williams as of December 31, 1996. The borrowings are due to be repaid commencing in 2002. The loan accrues interest at the applicable federal rate (5.58% at December 31, 2000.)

    Christopher D. Mitchell, a director, is a member of the law firm of Wilson Sonsini Goodrich & Rosati, P.C. This firm serves as general legal counsel to the Company and has served as such counsel since the Company's inception.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

    THE COMPANY WILL MAIL WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO INVESTOR RELATIONS, PHYSIOMETRIX, INC., FIVE BILLERICA PARK, 101 BILLERICA AVENUE, NORTH BILLERICA, MASSACHUSETTS 01862.

                                          THE BOARD OF DIRECTORS

    Dated: April 27, 2001

                                   APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

                                    PURPOSES

       The purpose of the Audit Committee of the Board of Directors of Physiometrix, Inc., a Delaware corporation (the "Company"), shall be to make such examinations as are necessary to monitor the Company's system of internal controls, to provide the Company's Board of Directors with the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Director's attention.

       In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

                                   MEMBERSHIP

       The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, each of whom:

1.     Will be an independent director;

2. Will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

3. At least one of whom will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer with financial oversight responsibilities.

                                RESPONSIBILITIES

       The responsibilities of the Audit Committee shall include:

       1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls;

       2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function;

       3. Reviewing the independent auditors' proposed audit scope, approach and independence;

       4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

       5. Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

       6. Recommending the appointment of independent auditors to the Board of Directors;

       7.   Reviewing fee arrangements with the independent auditors;

       8. Reviewing before release the audited financial statements and Management's Discussion and Analysis in the Company's annual report on Form 10-K;

       9. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

       10. Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of independent auditor's services and audit committee members and activities;

       11. Overseeing of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;

       12. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

       13. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

       14. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

       15. Reviewing related party transactions for potential conflicts of interest;

       16. Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulations S-K and S-B and
            Item 7(e)(3) of Schedule 14A; and

       17. Performing other oversight functions as requested by the full Board of Directors.

       In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors may delegate to it and will report, at least annually, to the Board of Directors regarding the Committee's examinations and recommendations.

                                    MEETINGS

       The Audit Committee will meet at least two times each year. The Audit Committee may establish its own schedule and shall provide such schedule to the Board of Directors in advance.

       The Audit Committee will meet separately with the Company's president and separately with the Company's chief financial officer at least annually to review the financial controls of the Company. The Audit Committee will meet with the independent auditors of the Company at such times as it deems appropriate to review the independent auditor's examination and management report.

                                     MINUTES

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

                                   APPENDIX B

DESCRIPTION OF THE PHYSIOMETRIX 2001 STOCK OPTION PLAN

       GENERAL. The purpose of the 2001 Stock Option Plan is to help us attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors and consultants and the employees, directors and consultants of our parent and subsidiary companies and to promote the success of our business. Options granted under the 2001 Stock Option Plan may be either "incentive stock options" or nonstatutory stock options. Stock purchase rights may also be granted under the 2001 Stock Option Plan.

       ADMINISTRATION. The 2001 Stock Option Plan may generally be administered by our board of directors or a committee appointed by the board, referred to as the administrator. The administrator may make any determinations deemed necessary or advisable for the 2001 Stock Option Plan.

       ELIGIBILITY. Nonstatutory stock options and stock purchase rights may be granted to our employees, directors and consultants and to employees, directors and consultants of any of our parent or subsidiary companies. Incentive stock options may be granted only to our employees and to employees of any of our parent or subsidiary companies. The administrator, in its discretion, selects which of our employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the exercise price and number of shares subject to each such grant.

       LIMITATIONS. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with options granted to such persons, the 2001 Stock Option Plan provides that no employee may be granted, in any fiscal year of ours, options and stock purchase rights to purchase more than 200,000 shares of our common stock. Notwithstanding this limit, however, in connection with such individual's initial employment with us, he or she may be granted options and stock purchase rights to purchase up to an additional 400,000 shares of our common stock.

       TERMS AND CONDITIONS OF OPTIONS. Each option is evidenced by a stock option agreement between us and the optionee, and is subject to the following terms and conditions:

       (a) EXERCISE PRICE. The administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option and a nonstatutory stock option intended to qualify as "performance based compensation" under Section 162(m) of the Code may not be less than 100% of the fair market value of our common stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of our common stock is generally determined with reference to the closing sale price for our common stock (or the closing bid if no sales were reported) on the date the option is granted.

       (b) EXERCISE OF OPTION; FORM OF CONSIDERATION. The administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2001 Stock Option Plan permits payment to be made by cash, check, promissory note, other shares of our common stock (with some restrictions), cashless exercises, any other form of consideration permitted by applicable law, or any combination thereof.

       (c) TERM OF OPTION. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided, however, that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

       (d) TERMINATION OF SERVICE. If an optionee's service relationship with us terminates for any reason (excluding death or disability), then the optionee generally may exercise the option within thirty days of such termination to the extent that the option is vested on the date of termination, (but in no event later than the expiration of the term of such option as set forth in the option agreement). If an optionee's service relationship with us terminates due to the optionee's death or disability, the optionee or the optionee's personal representative, estate, or the person who acquires the right to exercise the option by bequest or inheritance, as the case may be, generally may exercise the option, to the extent the option was vested on the date of termination, within twelve (12) months from the date of such termination.

       (e) NONTRANSFERABILITY OF OPTIONS. Unless otherwise determined by the administrator, options granted under the 2001 Stock Option Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

       (f) OTHER PROVISIONS. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2001 Stock Option Plan as may be determined by the administrator.

       STOCK PURCHASE RIGHTS. In the case of stock purchase rights, unless the administrator determines otherwise, the restricted stock purchase agreement shall grant us a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with us for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to us. The repurchase option shall lapse at a rate determined by the administrator.

       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that the our common stock changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in our capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2001 Stock Option Plan, the number of shares that may be added to the 2001 Stock Option Plan on an annual basis, the number of shares that may be granted to an optionee in any year and in connection with an optionee's initial employment with us, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 2001 Stock Option Plan, and the exercise price of any such outstanding option or stock purchase right.

       In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The administrator may, in its sole discretion, provide that each optionee shall have the right to exercise all or any part of the option or stock purchase right, including shares as to which the option or stock purchase right would not otherwise be exercisable.

       In connection with our merger with or into another corporation or our "change of control," as defined in the 2001 Stock Option Plan, each outstanding option and stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options or rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise vested or exercisable. In such event, the administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

       AMENDMENT AND TERMINATION OF THE PLAN. Our board of directors may amend, alter, suspend or terminate the 2001 Stock Option Plan, or any part thereof, at any time and for any reason. However, we will obtain stockholder approval for any amendment to the 2001 Stock Option Plan to the extent necessary and desirable to comply with applicable law. No such action by the board of directors or stockholders may alter or impair any option or stock purchase right previously granted under the 2001 Stock Option Plan without the written consent of the optionee. Unless terminated earlier, the 2001 Stock Option Plan shall terminate ten (10) years from the date the 2001 Stock Option Plan was adopted by our board of directors.

       FEDERAL INCOME TAX CONSEQUENCES

       INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two (2) years after grant of the option and one (1) year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than twelve (12) months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of ours. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

       NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by our employee is subject to tax withholding by us. Unless limited by Section 162(m) of the Code, we are entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

       STOCK PURCHASE RIGHTS. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because we may repurchase the stock when the purchaser ceases to provide services to us. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when our right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

       The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty (30) days of purchase), an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is our employee will be subject to tax withholding by us. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of ours.

       THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON US AND OPTIONEES WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 2001 STOCK OPTION PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S, DIRECTOR'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE, DIRECTOR OR CONSULTANT MAY RESIDE.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                              OF PHYSIOMETRIX, INC.

                       2001 ANNUAL MEETING OF STOCKHOLDERS

       The undersigned stockholder of Physiometrix, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints John A. Williams and Daniel
W. Muehl, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2001 Annual Meeting of Stockholders of Physiometrix, Inc. to be held on June 1, 2001 at 10:00 a.m., local time, at the Company's principal executive offices located at Five Billerica Park, 101 Billerica Avenue, North Billerica, Massachusetts 02881 and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse:

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                                                                SEE REVERSE SIDE

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

/X/   Please mark your votes as in this example.

                                             FOR       WITHHELD
1.   Election of Class II director           / /         / /          Nominee:  James A. Saalfield

INSTRUCTION: To withhold authority to vote for an individual nominee, write the nominee's name in the space provided below.
---------------------------------------------------------------------------------------------------

                                             FOR       AGAINST      ABSTAIN
2.     Proposal to ratify the selection      / /         / /          / /
       of Ernst & Young LLP as
       independent auditors of the
       Company for the year ending
       December 31, 2001.

                                             FOR       AGAINST      ABSTAIN
3.     Proposal to approve the               / /         / /          / /
       Physiometrix 2001 Stock Option
       Plan and the issuance of the
       shares thereunder.

       THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE NOMINATED CLASS II DIRECTOR; (2) FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS; (3) FOR THE APPROVAL OF THE Physiometrix 2001 Stock Option Plan and the issuance of the shares thereunder, AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

       PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH STOCKHOLDER SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

       PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Signature(s):                                             Date:
             --------------------------------------------      ----------------

Signature(s):                                             Date:
             --------------------------------------------      ----------------

Note: This Proxy should be marked, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both stockholders should sign.